                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 1995
                                                  --------------

                        COMMERCIAL FEDERAL CORPORATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          NEBRASKA                   1-11515                  47-0658852
-------------------------------------------------------------------------------
  (State or other jurisdiction     (Commission            (I.R.S. Employer
        of incorporation)          File Number)        Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                          68124
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code: (402) 554-9200
                                                   --------------

                                NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

               The original document is comprised of six pages.

                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------

Item 5. Other Events:
---------------------

     On August 2, 1995, Commercial Federal Corporation (the Registrant) announced that its common stock began trading on the New York Stock Exchange effective August 2, 1995. The common stock of the Registrant will trade under the symbol "CFB" on the New York Stock Exchange.

     The Registrant's common stock was traded under the Nasdaq Stock Market under the symbol "CFCN" prior to the move to the New York Stock Exchange.

     For additional information, see the Registrant's press release dated August 2, 1995, which is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:
---------------------------------------------------------------------------

(c)  Exhibits:

     Exhibit 99.   Press release dated August 2, 1995.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMERCIAL FEDERAL CORPORATION
                                    ------------------------------
                                    (Registrant)

Date:  August 8, 1995               /s/ James A. Laphen
       --------------               ------------------------------
                                    James A. Laphen, President, Chief Operating
                                    Officer and Chief Financial Officer (Duly
                                    Authorized and Principal Financial Officer)